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Exhibit 99.2

Q4 2021 and Full Year 2021

Management Report

February 15, 2022

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Contents

■	Q4 2021 and Full Year 2021 Results

–  Overview

–  Key Financial & Operating Metrics

–  Revenue by Geographic Area

■	Q4 2021 and Full Year 2021 Non-GAAP Results

–  Reconciliation of GAAP to Non-GAAP Net Income (Loss)

–  Reconciliation of GAAP to Non-GAAP Spending by Function

■	Related Information

The following commentary is provided by management and should be referenced in conjunction with PDF Solutions’ fourth quarter of 2021 financial results press release available on its Investor Relations website at http://www.pdf.com/financial-news. These remarks represent management’s current views of the Company’s financial and operational performance and are provided to give investors and analysts further insight into its performance in advance of the earnings call webcast. The Company disclaims any duty to update this information for future events.

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PDF Solutions Reports Fourth Quarter 2021 Results

Q4 2021 Key Metrics	financial results Summary
Revenue: $29.9M
GAAP Gross Margin: 61%

■    Q4 2021 Total revenues of $29.9M, up 1% over Q3 2021, and up 34% over Q4 2020.

■    Q4 2021 Analytics revenue of $27.3M, flat compared with Q3 2021, and up 88% over Q4 2020.

■    Q4 2021 Integrated yield ramp revenue of $2.6M, up 12% over Q3 2021 and down 67% over Q4 2020.

Non-GAAP Gross Margin: 65%
GAAP Diluted EPS: ($0.19)
Non-GAAP Diluted EPS: $0.07
Operating Cash Flow: $0.4M
Capital Expenditures: $1.3M

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Key Financial & Operating Metrics – Quarterly

(in thousands, except share data, which is in millions, and percentages)

	Q4’21	Q3’21	Q2’21	Q1’21	Q4’20
Revenues	$ 29,886	$ 29,555	$ 27,419	$ 24,200	$ 22,367
GAAP Gross Margin	61%	63%	61%	56%	56%
Non-GAAP Gross Margin	65%	66%	65%	61%	61%
Outstanding Debt	$ 0	$0	$0	$0	$0
Operating Cash Flow	$ 416	$ 4,022	$ 8,130	($ 8,325)	$ 10,908
Capital Expenditures (CAPEX)	$ 1,340	$ 1,592	$ 535	$ 586	$ 1,603
$ Shares Repurchased	$ 0	$ 0	$ 0	$ 4,523	$ 0
Weighted Average Common Shares Outstanding	37.3	37.2	37.0	37.0	36.7
Effective Tax Rate Expense	(30)%	(27)%	(2)%	(14)%	(375)%

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Key Financial & Operating Metrics – Yearly

(in thousands, except share data, which is in millions, and percentages)

	2021	2020	2019
Revenues	$ 111,060	$ 88,046	$ 85,585
GAAP Gross Margin	60%	58%	61%
Non-GAAP Gross Margin	64%	63%	65%
Outstanding Debt	$ 0	$0	$0
Operating Cash Flow	$ 4,243	$ 21,783	$ 24,590
Capital Expenditures (CAPEX)	$ 4,053	$ 6,968	$ 10,552
$ Shares Repurchased	$ 4,523	$ 0	$ 9,639
Weighted Average Common Shares Outstanding	37.1	34.5	32.4
Effective Tax Rate Benefit (Expense)	(17)%	(123)%	26%

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Revenue by Geographic Area – Quarterly

(Dollars in thousands)

	Q4’21	Q3’21	Q2’21	Q1’21	Q4’20
North America	$ 15,792	$ 14,037	$ 12,211	$ 8,608	$ 10,525
% of Total	53%	47%	45%	35%	47%
Europe	$ 4,110	$ 4,325	$ 3,958	$ 4,331	$ 3,602
% of Total	14%	15%	14%	18%	16%
APAC	$ 9,984	$ 11,193	$ 11,250	$ 11,261	$ 8,240
% of Total	38%	38%	41%	47%	37%
Total revenues	$ 29,886	$ 29,555	$ 27,419	$ 24,200	$ 22,367

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Revenue by Geographic Area – Yearly

(Dollars in thousands)

	2021	2020	2019
North America	$ 50,648	$ 36,935	$ 36,387
% of Total	46%	42%	42%
Europe	$ 16,724	$ 14,727	$ 13,463
% of Total	15%	17%	16%
APAC	$ 43,688	$ 36,384	$ 35,735
% of Total	39%	41%	42%
Total revenues	$ 111,060	$ 88,046	$ 85,585

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GAAP / Non-GAAP Presentation

In addition to providing results that are determined in accordance with Generally Accepted Accounting Principles in the United States of America (GAAP), the Company also provides certain non-GAAP financial measures. Non-GAAP gross margin excludes stock-based compensation expense and the amortization of acquired technology. Non-GAAP net income (loss) excludes the effects of certain non-recurring items, expenses related to an arbitration proceeding for a disputed customer contract, acquisition-related costs, write-down in value of property and equipment, stock-based compensation expenses, amortization of acquired technology and other acquired intangible assets, and their related income tax effects, as applicable, as well as adjustments for the non-cash portion of income taxes, tax impact of the CARES Act and valuation allowance for deferred tax assets. These non-GAAP financial measures are used by management internally to measure the Company’s profitability and performance. PDF Solutions’ management believes that these non-GAAP measures provide useful supplemental measures to investors regarding the Company’s ongoing operations in light of the fact that none of these categories of expense has a current effect on the future uses of cash (with the exception of expenses related to an arbitration proceeding for a disputed customer contract, and acquisition-related costs) nor do they impact the generation of current or future revenues. These non-GAAP results should not be considered an alternative to, or a substitute for, GAAP financial information, and may be different from similarly titled non-GAAP measures used by other companies. In particular, these non-GAAP financial measures are not a substitute for GAAP measures of income or loss as a measure of performance, or to cash flows from operating, investing and financing activities as a measure of liquidity. Management uses these non-GAAP financial measures internally to measure profitability and performance; these non-GAAP measures are presented here to give investors an opportunity to see the Company’s financial results as viewed by management. A detailed reconciliation of the adjustments made to comparable GAAP measures is included herein.

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Reconciliation of GAAP to Non-GAAP Net Income (Loss)

Quarterly	(in thousands, except for shares and per share amounts)

	Q4’21	Q3’21	Q2’21	Q1’21	Q4’20

GAAP net loss	($ 7,000)	($ 2,407)	($ 4,484)	($ 7,597)	($ 33,449)
Adjustments to reconcile GAAP net loss to non-GAAP net income (loss):
Stock-based compensation expense	3,457	3,363	2,742	3,369	2,987
Amortization of acquired technology	554	454	536	535	274
Amortization of other acquired intangible assets	313	314	314	314	220
Expenses of arbitration (1)	757	341	558	295	268
Write-down in value of property and equipment (2)	3,183	—	—	—	179
Acquisition-related costs (3)	—	—	—	—	752
Tax impact of reconciling items (4)	—	—	—	—	1,931
Tax impact of the CARES Act (5)	—	—	—	—	1,099
Tax impact of valuation allowance for deferred tax assets (6)	1,539	334	52	1,166	24,471
Non-GAAP net income (loss)	$ 2,803	$ 2,399	($ 282)	($ 1,918)	($ 1,268)
GAAP net loss per diluted share	($ 0.19)	($ 0.06)	($ 0.12)	($ 0.21)	($ 0.91)
Non-GAAP net income (loss) per diluted share	$ 0.07	$ 0.06	($ 0.01)	($ 0.05)	($ 0.03)
Shares used in net income (loss) per diluted share calculation	38,430	37,916	37,004	36,974	36,727

(1)	Represents expenses related to an arbitration proceeding over a disputed customer contract, which expenses are expected to continue until the arbitration is resolved.

(2)	Pertains to write-down in value of our first-generation of e-beam tools for Design-for-Inspection systems wherein carrying values may not be fully recoverable due to lack of market demand and future needs of our customers for these tools.

(3)	Represents transaction expenses related to the acquisition of Cimetrix Incorporated in the fourth quarter of 2020.

(4)	Tax impact of reconciling items for the fourth quarter of 2020 pertains to the reversal of prior quarters’ tax impact due to a full valuation allowance recognized against the U.S. deferred tax assets (DTAs) on a GAAP basis in the fourth quarter of fiscal 2020. The above reconciling items do not have any tax expense or benefit on a GAAP basis for the years ended December 31, 2021 and 2020 due to the US federal net operating loss (“NOL”) and full valuation allowance offsetting any tax impact (i.e., any increase or decrease in NOL or credits is offset by a corresponding valuation allowance from these items.

(5)	The Company booked discrete tax benefit recognized from the carryback of NOLs under the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”) enacted in March 2020 in the amount of $2.3 million through the nine months ended September 30, 2020. Such tax benefit represents the refund of cash taxes in the amount of $1.2 million and release of previously utilized tax attributes of $1.1 million. Due to full valuation allowance placed against U.S. DTAs in the fourth quarter of 2020, there is no tax benefit from the released tax attributes. The Company does not have any NOLs on a non-GAAP basis and, therefore, it did not recognize any CARES Act benefit in calculating its non-GAAP tax expense and net income (loss).

(6)	The Company’s GAAP tax expense is higher year-to-date compared to the non-GAAP tax expense, primarily due to the GAAP full U.S. federal and state valuation allowances. For example, on a GAAP basis, the Company does not receive a deferred tax benefit for foreign tax credits or R&D credits after valuation allowance. The Company’s non-GAAP tax rate and resulting non-GAAP tax expense is not calculated with a full U.S. federal or state valuation allowance due to the Company’s for Non-GAAP income and management’s conclusion that it will be able to more likely than not to utilize its net DTAs. Each reporting period, management evaluates the need for a valuation allowance and may place a valuation allowance against its U.S. net deferred tax assets (DTA) on a non-GAAP basis if it concludes it is more likely than not that it will not be able to utilize some or all of its US DTAs on a non-GAAP basis.

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Reconciliation of GAAP Net Loss to Non-GAAP Net Income (Loss)

Yearly	(in thousands, except for shares and per share amounts)

	2021	2020	2019
GAAP net loss	($ 21,488)	($ 40,363)	($ 5,418)
Adjustments to reconcile GAAP net loss to non-GAAP net income (loss):
Stock-based compensation expense	12,931	12,463	11,423
Amortization of acquired technology	2,079	705	574
Amortization of other acquired intangible assets	1,255	741	609
Expenses of arbitration (1)	1,951	1,098	—
Write-down in value of property and equipment (2)	3,183	490	—
Acquisition-related costs (3)	—	752	—
Restructuring charges and severance payment	—	—	92
Adjustment to contingent consideration related to acquisition	—	—	30
Tax impact of reconciling items (4)	—	—	(2,785)
Tax impact of the CARES Act (5)	—	(1,162)	—
Tax impact of valuation allowance for deferred tax assets (6)	3,091	24,471	—
Non-GAAP net income (loss)	$ 3,002	($ 805)	$ 4,525
GAAP net loss per diluted share	($ 0.58)	($ 1.17)	($ 0.17)
Non-GAAP net income (loss) per diluted share	$ 0.08	($ 0.02)	$ 0.14
Shares used in net income (loss) per diluted share calculation	$ 37,901	$ 34,458	$ 33,122

(1)	Represents expenses related to an arbitration proceeding over a disputed customer contract, which expenses are expected to continue until the arbitration is resolved.
(2)	Pertains to write-down in value of our first-generation of e-beam tools for Design-for-Inspection systems wherein carrying values may not be fully recoverable due to lack of market demand and future needs of our customers for these tools.
(3)	Represents transaction expenses related to the acquisition of Cimetrix Incorporated in the fourth quarter of 2020.

(4)	Tax impact of reconciling items for the fourth quarter of 2020 pertains to the reversal of prior quarters’ tax impact due to a full valuation allowance recognized against the U.S. deferred tax assets (DTAs) on a GAAP basis in the fourth quarter of fiscal 2020. The above reconciling items do not have any tax expense or benefit on a GAAP basis for the years ended December 31, 2021 and 2020 due to the US federal net operating loss (“NOL”) and full valuation allowance offsetting any tax impact (i.e., any increase or decrease in NOL or credits is offset by a corresponding valuation allowance from these items.

(5)	The Company booked discrete tax benefit recognized from the carryback of NOLs under the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”) enacted in March 2020 in the amount of $2.3 million through the nine months ended September 30, 2020. Such tax benefit represents the refund of cash taxes in the amount of $1.2 million and release of previously utilized tax attributes of $1.1 million. Due to full valuation allowance placed against U.S. DTAs in the fourth quarter of 2020, there is no tax benefit from the released tax attributes. The Company does not have any NOLs on a non-GAAP basis and, therefore, it did not recognize any CARES Act benefit in calculating its non-GAAP tax expense and net income (loss).

(6)	The Company’s GAAP tax expense is higher year-to-date compared to the non-GAAP tax expense, primarily due to the GAAP full U.S. federal and state valuation allowances. For example, on a GAAP basis, the Company does not receive a deferred tax benefit for foreign tax credits or R&D credits after valuation allowance. The Company’s non-GAAP tax rate and resulting non-GAAP tax expense is not calculated with a full U.S. federal or state valuation allowance due to the Company’s for Non-GAAP income and management’s conclusion that it will be able to more likely than not to utilize its net DTAs. Each reporting period, management evaluates the need for a valuation allowance and may place a valuation allowance against its U.S. net DTAs on a non-GAAP basis if it concludes it is more likely than not that it will not be able to utilize some or all of its US DTAs on a non-GAAP basis.

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Reconciliation of GAAP to Non-GAAP Spending by Function

Quarterly

	(in thousands)
	Q4’21	Q3’21	Q2’21	Q1’21	Q4’20
Cost of Revenue - GAAP	$ 11,675	$ 11,070	$ 10,785	$ 10,663	$ 9,839
Adjustments to reconcile GAAP Cost of Revenue to non-GAAP Cost of Revenue:
Stock-based compensation expense	(703)	(670)	(538)	(652)	(872)
Amortization of acquired technology	(554)	(454)	(536)	(535)	(274)
Cost of Revenue - Non-GAAP	$ 10,418	$ 9,946	$ 9,711	$ 9,476	$ 8,693

Research & Development - GAAP	$ 11,218	$ 10,657	$ 11,064	$ 10,841	$ 9,981
Adjustments to reconcile GAAP R&D to non-GAAP R&D:
Stock-based compensation expense	(1,502)	(1,299)	(1,126)	(1,588)	(1,187)
Write-down in value of property and equipment	—	—	—	—	(179)
Research & Development - Non-GAAP	$ 9,716	$ 9,358	$ 9,938	$ 9,253	$ 8,615

Selling, General, & Administrative - GAAP	$ 9,167	$ 9,609	$ 9,410	$ 9,464	$ 8,625
Adjustment to reconcile GAAP SG&A to non-GAAP SG&A:
Stock-based compensation expense	(1,252)	(1,394)	(1,078)	(1,129)	(928)
Expenses of arbitration (1)	(757)	(341)	(558)	(295)	(268)
Acquisition-related costs (2)	—	—	—	—	(752)
Selling, General, & Administrative - Non-GAAP	$ 7,158	$ 7,874	$ 7,774	$ 8,040	$ 6,677

(1)	Represents expenses related to an arbitration proceeding over a disputed contract with a customer, which expenses are expected to continue until the arbitration is resolved.
(2)	Represents transaction expenses related to the acquisition of Cimetrix Incorporated in the fourth quarter of 2020.

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Reconciliation of GAAP to Non-GAAP Spending by Function

Yearly

	(in thousands)
	2021	2020	2019

Cost of Revenue - GAAP	$ 44,193	$ 36,765	$ 33,474
Adjustments to reconcile GAAP Cost of Revenue to non-GAAP Cost of Revenue:
Stock-based compensation expense	(2,563)	(3,454)	(3,185)
Amortization of acquired technology	(2,079)	(705)	(574)
Cost of Revenue - Non-GAAP	$ 39,551	$ 32,606	$ 29,715

Research & Development - GAAP	$ 43,780	$ 34,654	$ 32,747
Adjustments to reconcile GAAP R&D to non-GAAP R&D:
Stock-based compensation expense	(5,515)	(4,800)	(4,764)
Write-down in value of property and equipment	—	(328)	—
Adjustment to contingent consideration related to acquisition	—	—	(30)
Research & Development - Non-GAAP	$ 38,265	$ 29,526	$ 27,953

Selling, General, & Administrative - GAAP	$ 37,649	$ 32,677	$ 26,299
Adjustment to reconcile GAAP SG&A to non-GAAP SG&A:
Stock-based compensation expense	(4,853)	(4,209)	(3,474)
Expenses of arbitration (1)	(1,951)	(1,098)	—
Write-down in value of property and equipment	—	(162)	—
Acquisition-related costs (2)	—	(752)	—
Selling, General, & Administrative - Non-GAAP	$ 30,845	$ 26,456	$ 22,825

(1)	Represents expenses related to an arbitration proceeding over a disputed contract with a customer, which expenses are expected to continue until the arbitration is resolved.
(2)	Represents transaction expenses related to the acquisition of Cimetrix Incorporated in the fourth quarter of 2020.

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